Exhibit 99.2

Modulating the Immune System to Target Cancer Through Synthetic Induced-Mesenchymal Stromal Cell (iMSC) Therapies

September 2026

ernexatx.com

Nasdaq: ERNA

Safe Harbor Statement

This presentation (this "Presentation") and any oral statements made in connection with this Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Ernexa Therapeutics Inc., a Delaware corporation (including its consolidated subsidiaries and affiliates, the "Company"). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, the Company assumes no obligation to update the information in this Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Presentation is restricted by law, and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements:

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Detailed information about these factors and additional important factors can be found in the documents that the Company files with the Securities and Exchange Commission, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.





Providing Hope

Our Mission & Vision

Transform the treatment of cancer by developing scalable, affordable, off-the-shelf cell therapies that restore hope.

We envision a future where cell therapies powered by synthetic iMSCs can offer new options for patients with limited treatment paths.





ErneXa Therapeutics™

Ernexa Therapeutics: A Publicly Traded, Preclinical-Stage Company Developing Synthetic iMSC Therapies with Tangible Milestones (IND Submission in Q4 2026)

Synthetic Allogeneic iMSC-based Platform

Developing synthetic, allogeneic (off-the-shelf), cytokine-secreting induced-Mesenchymal Stromal Cells (iMSC) to treat solid tumors

Unlike naturally occurring MSCs, induced MSCs have minimal heterogeneity, high proliferative capacity, enhanced therapeutic potential, and can be manufactured at clinical scale

ERNA-101 *(Lead Program)* — **IL7_IL15 Secreting iMSC For Oncology Indications**

- **Completed proof-of-principle (PoP) studies** and **FDA pre-IND meeting** with **regulatory alignment**
- **IND-enabling preclinical studies are completed, and clinical grade manufacturing is underway**
- **IND submission targeted in Q4 2026**
- **FIH trial** initiation for **PROC in Q1 2027**
- **Expected trial outcome within next 12 months**

Upcoming R&D for Next-Generation Oncology Assets

- **Preclinical development of next generation assets ERNA-102 (15R expressing), ERNA-103 (CXCL9 expressing) in solid tumors**
- **And complete PoP** and **IND-enabling studies** of **ERNA-101** in **gynecologic malignancies (other than PROC) or immunologically "cold" solid tumors**

Business Update

- **New Breakthrough Preclinical Result: ERNA-101 + anti PD-1 ab exhibited 100% survival and complete tumor clearance in ovarian cancer models**
- **Successfully completed key manufacturing and IND preparation milestones for ERNA-101**
- **Receives independent validation of ERNA-101 with complete tumor clearance and durable survival in ovarian cancer models**
- **Selected as one of only ten global companies for prestigious JETRO JEAP (Japan)**

IND: Investigational New Drug; JETRO: Japan External Trade Organization; JEAP: Japan Entry Acceleration Program; PROC: Platinum resistant ovarian cancer

Pipeline Driving Next-Generation iMSC Therapies Across Solid Tumors

ErneXa Therapeutics

Advancing Towards First-in-Human (FIH) Study With Lead Program ERNA-101 by Q1 2027

Building **a differentiated iMSC-based portfolio** to address unmet needs across solid tumors.

Lead program is a **first-in-class engineered iMSC therapy** designed for targeted cytokine delivery within the tumor microenvironment.

Proof of Principle (PoP) data support immune activation and durable anti-tumor response.

Designed for modular engineering to enable **multi-cytokine** or **combinational payload strategies.**

Asset	Indication	Combinations	Preclinical	Phase 1	Phase 2	Upcoming Milestones
ERNA-101 (IL7_IL15)	Platinum-Resistant Ovarian Cancer	Pembrolizumab + Bevacizumab				IND Submission by Q4 2026 FIH Study by Q1-2027
	Other Gynecological Cancer, Immunologically Cold Tumors	TBD				
	Immunologically 'Cold' Tumors	Immunotherapies*				
ERNA-102 (IL7_IL15 + IL15R); ERNA-103 (IL7_IL15 + CXCL9)	Solid Tumors	TBD				

ERNA-101 has the potential to convert immunologically 'cold' tumors to 'hot,' supporting expansion beyond the lead indication of PROC into additional solid tumors.

**Adoptive cell therapies with CAR-NK cells, CAR-Ts, TILs; T cell engagers (e.g. BiTEs); therapeutic vaccines and T cell checkpoints*

ERNA-101: New Category of Immunotherapy that Overcomes the Limitations of Both Naturally Occurring MSCs & Cytokines

ErneXa Therapeutics

> 20-fold ERNA-101
enhanced cytokine secretion compared to engineered T/NK cells

100% Cure Rate ERNA-101
in ovarian tumor xenograft model (combination with anti-PD-1)

A. PLATFORM:

Naturally Occurring MSCs	ERNA-101
✗ Heterogeneous; inconsistent outcomes	✓ Clonal homogeneous line: controlled
✗ Limited proliferation; early senescence	✓ >20 doses/batch; passage stable
✗ Difficult to engineer or modify	✓ Engineered at iPSC stage; stable thru cryo
✗ Poor in vivo persistence within TME	✓ Prolonged persistence within TME

B. COMPARISION OF IMMUNE PARAMETERS:

	Natural MSC ✗	ERNA-101 ✓
T Cell Proliferation:	Suppressed (IDO/PGE_2/TGF-β)	Driven: STAT5/mTOR
NK Activity:	Anergic: no IL-15	IL-15Rα→NKG2D↑, granzyme B
T Exhaustion:	Terminal TOX^+/$PD\text{-}1^+$	IL-7→$TCF7^+$; IL-15→$BCL\text{-}2^+$
Macrophage:	M2/TAM: $ARG1^+$/$IL\text{-}10^+$	M1: IFN-γ→$iNOS^+$ (ID8)
Chemokines:	No CXCL9/10/11; T excluded	IFN-γ→CXCL9/10/11 axis↑
Treg Induction:	Enhanced: TGF-β/kynu/PGE_2	Reduced: effector expansion
Tryptophan:	Depleted: IDO→Treg	Bypassed by IL-7/15
Tumor Killing:	Abrogated: Chemo-resistance	Enhanced (parental + Pt-R ID8)
In Vivo Control:	No benefit (parental iMSC)	58% OS↑; 100% 101+aPD-1

C. DUAL MECHANISM OF T/NK CELLS ACTIVATION:

Mechanism 1: Supraphysiologic Fusokine Secretion

- 2,000–4,000 pg/mL — >20× cytokine-engineered T/NK cells
- TCR-independent STAT5/mTOR/BCL2 activation
- Dominates over PGE_2/IDO/TGF-β suppression
- Tumor-homing delivers cytokines directly into stroma

Mechanism 2: Myeloid TME Reprogramming

- Peritoneal TME is myeloid-rich
- IL15 repolarizes TAMs via IL-15Rα
- IFN-γ from T/NK converts M2 to M1
- CXCL9/10/11 self-amplifying axis sustains the immune response

D. COMPARISION OF SAFETY FEATURES:

	Systemic Recombinant IL7/IL-15	ERNA-101
Half-Life:	✗ Minutes–hours; frequent redosing	✓ Continuous from engrafted iMSCs
Delivery:	✗ Systemic dilution; poor TME	✓ CXCR4 homing; directly into the TME
Toxicity:	✗ Vascular leak; cytokine storm	✓ Localized; undetectable systemic levels
Persistence:	✗ Can persist in tissues long after tumor clearance	✓ Eliminated upon tumor clearance


ErneXa
Therapeutics℠
Breaking Through Defenses, Delivering Hope

ERNA-101:
Pro-Inflammatory Fusion Cytokines (IL7_IL15) Secreting iMSC for Allogeneic Therapy

ERNA-101: Pro-Inflammatory Fusion Cytokines (IL7_IL15) Secreting iMSC for Allogeneic Therapy

In combination with anti PD-1 antibody demonstrated 100% survival and complete tumor clearance in ovarian cancer models; advancing towards phase 1 trial in Q1-2027

Mechanism of Action

ERNA-101 leverages MSCs' **tumor-homing ability to deliver pro-inflammatory cytokines (IL7_IL15) directly into the tumor***, enhancing T-cell anti-tumor activity while minimizing systemic toxicity

Target Indications

Initial focus** is to develop ERNA-101 in PROC,

demonstrated preliminary pharmacodynamic effects and efficacy

Current Developmental Activities

IND-enabling preclinical studies are completed, and clinical grade manufacturing is currently underway

Future Milestones

IND submission by Q4-2026

Targeting first-in-human trial in Q1-2027

** Local and continuous delivery of cytokines may deliver a major efficacy and safety advantage over systemic administration*
***We anticipate that ERNA-101 will also be efficacious in a variety of solid tumors*

A Significant Opportunity in Platinum-Resistant Ovarian Cancer (PROC)

ErneXa Therapeutics

*PROC is a **subset of recurrent ovarian cancer, defined by disease progression within six months after completing platinum-based chemotherapy***


Ovarian Cancer:
Incidence: **21,010** (2026)[1]
Prevalence: **254,621** (2023)[1]
Incidence of PROC:
~17,000 (2026)[2]
ERNA-101

Outcomes for patients with PROC are poor, highlighting a substantial unmet need for new treatment options

Limited Survival Benefit: Median **OS ~18 months** and **PFS ~8 months** with minimal improvement over the past decade

High Relapse and Resistance: **~25% present** with PROC at first relapse; nearly all eventually develop platinum resistance

Immunosuppressive TME: **Limits effectiveness** of current immunotherapies despite being standard of care

Quality of Life Deterioration: Repeated relapses cause **ongoing disease progression** and treatment fatigue

[1]SEER Data; [2]Drug-Treatable Population as per Clarivate/DRG market forecast estimation (Dec 2025)

Mechanism of Action of ERNA-101: Leveraging the Intrinsic Tumor-Homing Ability of MSCs to Create a Trojan Horse for Cancer


A. Cold Tumor
Cold tumor
Poor T/NK infiltration
Low IFN-γ / IL-12, low CXCL9/10
Anti-PD-1 alone: limited efficacy
Edge T cells
Treatment with ERNA-101
Fusion cytokine
ERNA-101
B. Hot Tumor
Localized IL-7 / IL-15: proliferation and survival
Activated CD8⁺ T cells (CXCR3+)
ERNA-101 (IL-7/IL-15 MSCs)
Activated NK cells (CXCR3+)
IFN-γ
IL-12
cDC1
CXCL9/10
Robust response to anti-PD-1

- **Potential to convert immunologically 'cold' solid tumors to 'hot'**
- **Targeted delivery** of ERNA-101 into TME **limits untoward toxicity of systemic exposure and increases the therapeutic window**
- **Continuous expression** of IL-7_IL-15 in tumor microenvironment **overcomes the limitation of short half-life of these cytokines**
- Potential monotherapy activity as well as **expected to significantly augment other T cell-dependent therapies** (e.g., CAR-T, bispecific T-cell engagers, checkpoint inhibitors, tumor-infiltrating lymphocytes, cancer vaccines etc.)

- **ERNA-101** consists of **iMSCs engineered to secrete a novel immune-enhancing fusion of the cytokines** IL-7 and IL-15 (IL-7_IL-15)
- The **IL-7_IL-15 fusion cytokine** ("fusokine") **demonstrated to be more effective than the individual cytokines in several preclinical models**
- **ERNA-101 selectively infiltrates and homes into solid tumors (Trojan Horse for Cancer)**
- **After infiltrating solid tumor, ERNA-101 delivers pro-inflammatory fusion cytokines (IL-7_IL-15) selectively into the tumor microenvironment (TME)**
- This secretion of IL-7_IL-15 in TME leads **to increased activation and recruitment of CD4⁺ and CD8⁺ T cells, Natural Killer (NK) cells and pro-inflammatory M1 macrophages in TME**
- This leads to **anti-tumor immune responses in solid tumor**

ERNA-101 Treatment Leads to Substantial Accumulation of IL7_IL15 & Significant Increase in CD4 and CD8 T Cell Infiltration into the TME


PBS
GFP-iMSC
ERNA-101
60um
IL7
Tumor Cells (EpCAM)
IL15

*The IHC images show secretion of human **IL7** (yellow) and human **IL15** (red) into the TME of ERNA-101 treated ID8 tumor tissues*


CD4 T cells
CD8 T cells
Fold Change in Cell Frequency
0
2
4
6
8
*
PBS
GFP-iMSC
ERNA-101

- Ovarian tumor-bearing mice were treated with **PBS (no treatment control), iMSC-GFP (control iMSCs) or ERNA-101 (IL7_IL15-iMSCs).** Tumors were stained for human CD73 antibody to detect infiltration of iMSCs into the TME
- **Significant infiltration of iMSCs was observed in the TME of iMSC-GFP and ERNA-101 treated mice**
- The migration of ERNA-101 to TME resulted in **significant accumulation of the human IL7_IL15 fusion cytokine in the TME**
- **No IL7_IL15 "fusokine" was identified in the TME of PBS and negative control iMSC-GFP treated mice**

3-fold increase in CD4 accumulation and 5-fold increase in CD8 T cell accumulation in the ERNA-101 ovarian tumors

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Breakthrough Preclinical Result: ERNA-101 + Anti PD-1 ab Exhibited 100% Survival & Complete Tumor Clearance in Ovarian Cancer Model

Combination of ERNA-101 with Anti-PD1 Antibody Leads to Complete Regressions and Long-Term Survival in ID8$^{LUC-OVA}$ Syngeneic Mouse Model of Ovarian Cancer



PBS
Control iMSC
ERNA-101
PD1 Ab
ERNA-101+PD1 Ab
Survival (%)
100
75
50
25
0
Time (days)
0
100
200
300
1
2
3
4
5
6
7

1 ID8-Luc-OVA tumor inoculation — 3×10^6 cells, IP (Day 0)
2 iMSC/ERNA-101 dose 1 — 1×10^6 cells, IP (Day 11)
3 Anti PD-1 ab dose 1 — 2.5mg/kg, IP (Day 18)
4 iMSC/ERNA-101 dose 2 — 1×10^6 cells, IP (Day 25)
5 Anti PD-1 ab dose 2 — 2.5mg/kg, IP (Day 31)
6 ID8-Luc-OVA Rechallenge — 3×10^6 cells, IP (Day 170)
7 ID8-Luc-OVA Rechallenge — 3×10^6 cells, SubQ (Day 235)

Survival (Days)		
Treatment	**Median**	**Overall**
PBS	66	90 (100% dead)
iMSC	68	90 (100% dead)
ERNA-101	75	139 (100% dead)
PD1 Ab	139	139 (60% dead)
ERNA-101+ Anti PD1 Ab	**n/a**	**Not Reached (100% ALIVE)**

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

PD-1 looks stronger in the artificially immunogenic model here. ***In real cold tumors, ERNA-101 breaks the barrier and PD-1 finishes the job.***

Planned First-In-Human Phase 1 Open Label, Single Arm Study of ERNA-101 ± Pembrolizumab and Bevacizumab*


ERNA-101 (IP) Monotherapy Dose-Escalation - Q3W
PART 1
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
1 2 3 4 5 6 7 8 9 10 11 12
Follow Up
Scan
Biopsy
Scan
Biopsy
PART 2
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5 – Cycle 17
1 2 3 4 5 6 7 8 9 10 11 12 13 14 ... 52
Follow Up
ERNA-101 (IP)
Pembrolizumab (IV) + Bevacizumab (IV)
ERNA-101 (IP) + Pembrolizumab (IV) + Bevacizumab (IV) - Q3W
Pembrolizumab (IV) + Bevacizumab (IV) - Q3W

- **Primary Objective:** Safety, tolerability, MTD and/or RP2D as a monotherapy and in combination
- **Secondary Objectives:** Efficacy; PK/PD, changes in TME

*Pembrolizumab: 200 mg; Bevacizumab: 15 mg/kg

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

Trading Snapshot, Development Plan, Investment Summary & Concluding Remarks

Nasdaq: ERNA: Trading Snapshot

Sufficient Capital to Fund Development Through Multiple Value Driving Milestones, Including the Launch of the First-in-Human Study

Key Highlights

Cash	Market Cap	Avg. Volume	Shares
~$8.0 MM	**~$6.4 MM**	**~477 K**	**1.6 MM**
As of August 6, 2026	As of Sep 9, 2026	As of Sep 9, 2026	Outstanding As of Aug 12, 2026

Ernexa's Development Plan for Next 24 Months: Several Near Term Tangible Milestones with ERNA-101 Entering Into Clinical Program in 2027 and Next-Generation Asset Advancement



Q3-2026
Q4-2026
Q1-2027
Q2-2027
Q3-2027
Q4-2027
Q1-2028
Q2-2028
ERNA-101
Platinum Resistant Ovarian Cancer
ERNA-101 IND Submission
ERNA-101 FIH First Patient Dosed
ERNA-101 FIH Interim Result
ERNA-101 FIH Final Result
First in Human (FIH) Phase 1 Study in Platinum-Resistant Ovarian Cancer
Other Gynecological Cancer, Immunologically Cold Tumors*
Preclinical Studies on ERNA-101 for Second Indication
ERNA-102; ERNA-103
Solid Tumors
Preclinical Studies on ERNA-102 (15R), ERNA-103 (CXCL9)
Corporate
Clinical Development with co-development parentship in Japan
Explore Co-development Partnership Opportunities
Near Term Inflection Points

* If the ERNA-101 study is planned for other gynecological cancers, we may not to submit a separate IND

We Are Driving Towards Meaningful Outcomes; More Time for the Moments That Matter

ErneXa Therapeutics

- Despite decades of progress, outcomes for platinum-resistant ovarian cancer **remain devastating**
- **Families carry the emotional burden**
- **Partners become caregivers, children witness decline and households reshaped by uncertainty**
- **Financial stress builds**
- **Hope becomes fragile and lost**

For Too Many Women, This Is the Reality and It Is Simply Unacceptable!

HOPE

We aim to change what it means to live with ovarian cancer, turning years of treatment into years of living

- **A truly meaningful therapy extends more than survival; it extends life's most precious milestones**
- **Watching her daughter walk down the aisle**
- **Meeting her first grandchild**
- **Celebrating another birthday, another tomorrow…**

For further details, please contact: Sanjeev Luther, President and CEO at: Sanjeev.Luther@ernexatx.com